UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

New Mountain Finance Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! NEW MOUNTAIN FINANCE CORPORATION 2026 Annual Meeting Vote by May 11, 2026 11:59 PM ET NEW MOUNTAIN FINANCE CORPORATION 1633 BROADWAY 48TH FLOOR NEW YORK, NY 10019 V85555-P47548 You invested in NEW MOUNTAIN FINANCE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 12, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you send an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 12, 2026 10:30 a.m., Eastern Time Virtually at:www.virtualshareholdermeeting.com/NMFC2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1.The election of the following persons (except as marked to the contrary) as directors, who will each serve as a director of New Mountain Finance Corporation until 2029, or until their respective successors are duly elected and qualify. Nominees: 01) Rome G. Arnold III 02) Daniel B. Hébert 03) Steven B. Klinsky Board Recommends For 2. To ratify the appointment of Deloitte & Touche LLP to serve as New Mountain Finance Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For